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                                                                EXHIBIT 10.9



                    AMENDMENT NO. 6 TO CONTRACT CSXT-C-03951
                  SUBJECT TO 49 USC 10709 AND 49 CFR 1313.3(c)


         COGENTRIX OF ROCKY MOUNT, INC., (Industry); and CSX TRANSPORTATION, INC. (CSXT); agree to amend the aforementioned Contract, which has been in effect since October 27, 1989.

         1.       This Amendment will be effective on January 1, 1997.

         2.       The Contract is modified in the following manner:

         (A) Industry and CSXT will use reasonable best efforts to implement a permanent solution to the grade crossing blockage concern at Industry's Rocky Mount Cogeneration Facility.

         (B) As a temporary solution, effective on and after January 1, 1997, CSXT will permit Industry to ship seventy-five (75) car unit trains at the ninety (90) car rate levels presently applicable in the Contract.

         (C) This Sixth Amendment will remain in effect until a more permanent solution can be implemented, but will terminate no later than June 30, 1997.

         3. All other provisions of the Contract are ratified and reaffirmed.



COGENTRIX OF ROCKY MOUNT, INC.              CSX TRANSPORTATION, INC.

By:      /s/ Ronald A. Munse                 By:      /s/ John R. Couch
   -----------------------------                 -------------------------------
Title:   Vice President                      Title:   Director - Industrial Coal
         Fuel and Transportation                      and Cogeneration